Rule 497(e)

File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard
333-72042	HV- 4899 - PremierSolutions New Jersey Institutions of Higher Education
333-72042	HV-5244 - PremierSolutions Standard (Series II)
333-72042	HV-5776 - PremierSolutions Cornerstone
333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated October 1, 2024 to Prospectuses dated May 1, 2024

This supplement is regarding the following funds, as applicable, in the above-referenced product prospectuses:

MassMutual Strategic Emerging Markets Fund

MassMutual RetireSMARTSM by JP Morgan In Retirement Fund

MassMutual RetireSMARTSM by JP Morgan 2020 Fund

MassMutual RetireSMARTSM by JP Morgan 2025 Fund

MassMutual RetireSMARTSM by JP Morgan 2030 Fund

MassMutual RetireSMARTSM by JP Morgan 2035 Fund

MassMutual RetireSMARTSM by JP Morgan 2040 Fund

MassMutual RetireSMARTSM by JP Morgan 2045 Fund

MassMutual RetireSMARTSM by JP Morgan 2050 Fund

MassMutual RetireSMARTSM by JP Morgan 2055 Fund

MassMutual RetireSMARTSM by JP Morgan 2060 Fund

MassMutual RetireSMARTSM by JP Morgan 2065 Fund

As described in respective prospectus supplements for each of the above MassMutual funds, each fund noted above will be liquidating effective January 24, 2025 due to its small asset size and inability to achieve scale, which inhibited the manager from executing on the fund’s investment strategy.

The subaccounts of the Separate Accounts investing in each of the above funds will be closed to new investors effective October 1, 2024.

You should choose a new subaccount to invest your account value in PRIOR to the liquidation date of January 24, 2025. There are no penalties or restrictions applied to this transfer.

If you are invested in one of the above funds and you do not transfer your account value out of the fund(s) you are invested in, your shares will be sold at that day’s price and we will purchase shares of the American Century U.S. Government Money Market Fund - Class A on your behalf. You may transfer out of the American Century U.S. Government Money Market Fund.

If you would like a second copy of any of the above-referenced product prospectuses, or any of the fund prospectuses, or if you would like to complete a transfer or request a transfer form, please call 1-844-804-8989.

Please read this Supplement carefully and retain it for future reference.

2024-PROSUPP-4-HV3574, 4899, 5244, 5776, 5795, 6775, 6779